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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 31, 1996
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                             LEGEND PROPERTIES, INC.
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               (Exact name of registrant as specified in charter)


          Delaware                   1-9885                     36-3465359
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

1420 5th Avenue, 42nd Floor, Seattle, Washington                 98101-2333
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code         (206) 464-0200
                                               ---------------------------------


             Banyan Mortgage Investment Fund, 150 S. Wacker Drive,
                        Suite 2900, Chicago, Ill. 60606
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         (Former name or former address, if changed since last report.)

                             Exhibit Index on Page 5

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

(a) On December 31, 1996, RGI U.S. Holdings, Inc., a Washington corporation ("RGI/US"), was merged with and into the Registrant in accordance with the General Corporation Law of the State of Delaware and the Washington Business Corporation Act (the "Merger"). The Merger was accomplished pursuant to the Agreement and Plan of Merger dated April 12, 1996, as amended and restated as of May 20, 1996 by and among RGI/US, RGI Holdings, Inc. ("RGI Holdings") and the Registrant, together with the Amendment to Agreement and Plan of Merger dated September 17, 1996. The Merger occurred following the approval of the Merger by the stockholders of the Registrant at its annual meeting on December 27, 1996 (the "Annual Meeting"). As a result of the Merger, each of the 1,000 issued and outstanding shares of RGI/US common stock (all of which was held by RGI Holdings, Inc., a Washington corporation ("RGI Holdings")) was converted into 4,386,986 newly-issued shares of the Registrant's Common Stock, resulting in RGI Holdings beneficially owning approximately 79% of the outstanding common stock of the Registrant and all other stockholders owning approximately 21%.

     On May 21, 1996, in connection with the purchase by RGI Holdings of 298,666 shares of the Registrant's authorized but unissued common stock (on a post-reverse split basis), Mr. Kenneth Uptain, the president and a director of both RGI/US and RGI Holdings, was elected to fill a vacancy on the Registrant's Board of Directors. The Registrant's Board of Directors also consisted of two outside directors, Messrs. Walter E. Auch, Sr. and Robert Ungerlieder. At the Annual Meeting, the Registrant's stockholders re-elected Mr. Auch and elected Fred E. Welker III, an outside director and Olav Revhaug, the Chief Financial Officer of Resource Group International Inc., a parent of RGI Holdings, to the Registrant's Board of Directors.

(b) RGI Holdings has pledged 4,685,652 shares of the Registrant's Common Stock beneficially owned by it to Fokus Bank ASA as security for a loan agreement between RGI Holdings and Fokus Bank. Upon the occurrence of an "Event of Default" under the loan agreement, Fokus Bank may receive all dividends from the shares of the Registrant's Common Stock beneficially owned by RGI Holdings and could vote or sell such shares in accordance with applicable securities laws.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

(a) See Item 1 above for a description of the Merger. Additional information regarding the Merger is set forth in the Proxy Statement/Prospectus contained in the Registrant's Registration on Form S-4 filed on September 20, 1996 (Registration No. 333-12415), as supplemented, incorporated herein by this reference.


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(b)  RGI/US was a Washington corporation and a wholly-owned subsidiary of RGI
     Holdings, which is an indirect majority-owned subsidiary of Resource Group International Inc. ("RGI Inc."). RGI Inc. is an indirect subsidiary of RGI (Antilles) N.V., a Netherlands Antilles limited liability company ("RGI Antilles"). RGI Antilles has agreed to merge with Aker ASA, a Norwegian corporation with interests in cement and building materials as well as oil and gas technology. This merger is expected to be completed by the end of February 1997.

     RGI/US owned, operated and developed real estate through two wholly-owned subsidiaries, Grand Harbor Associates, Inc. ("Grand Harbor Associates") and American Property Investments, Inc. ("American Property Investments"). Grand Harbor Associates owns a 90% interest in corporations that own:
     (i) Grand Harbor, a 772-acre residential golf community development project located in Vero Beach, Florida; (ii) Oak Harbor, a 116-acre planned 352-unit adult retirement community also located in Vero Beach, Florida; and (iii) the Royal Palm Convalescent Center, a skilled nursing center licensed for 72 beds and located in Vero Beach, Florida in close proximity to Oak Harbor. American Property Investments owns a 164,724 square foot shopping center located in Lynnwood, Washington (the "Lynnwood Center") that is listed for sale. The Registrant intends to continue the development of the properties owned by Grand Harbor Associates and to sell the Lynnwood Center.

     The Registrant's executive offices are now located at U.S. Bank Centre, 1420 5th Avenue, 42nd Floor, Seattle, Washington 98101-2333, and its telephone number is (206) 464-0200.

ITEM 5.   OTHER EVENTS

     At the Annual Meeting, the Registrant's stockholders also approved amendments to the Registrant's Certificate of Incorporation to reclassify, combine and convert each 25 issued and outstanding shares of Common Stock into one issued and outstanding share (the "Reverse Split"), to change the name of the Registrant to "Legend Properties, Inc.," to make the Registrant's existence perpetual, and to authorize 5,000,000 shares of preferred stock. Under the Registrant's new Certificate of Incorporation, the Board of Directors is no longer classified and all directors will be elected annually; provided however, that Mr. Ungerleider's current term does not expire until 1998.

     Trading in the Registrant's shares on the New York Stock Exchange ceased immediately prior to effectiveness of the Merger. Upon effectiveness of the Merger, the Registrant's Common Stock was approved for quotation on a "when issued" basis on the Nasdaq SmallCap Market under the symbol "LPRO."


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     It is impracticable for the Registrant to provide the required financial statements at this time. Such statements will be filed when they are available. The Registrant anticipates filing such statements on or about March 14, 1997.


     (b)   PRO FORMA FINANCIAL INFORMATION

     It is impracticable for the Registrant to provide the required financial statements at this time. Such statements will be filed when they are available. The Registrant anticipates filing such statements on or about March 14, 1997.


     (c)   EXHIBITS

     2.1 Agreement and Plan of Merger dated April 12, 1996, as amended and restated as of May 20, 1996 by and among RGI/US, RGI Holdings and the Registrant, together with the Amendment to Agreement and Plan of Merger dated September 17, 1996 (incorporated by reference to
           Exhibit 2.1 to the Registration Statement on Form S-4 filed on September 20, 1996 (File No. 333-12415)).

     2.2 Supplement to Proxy Statement/Prospectus dated November 7, 1996 (incorporated by reference to Supplement filed on November 12, 1996 (File No. 1-9885)).

     2.3 Supplement to Proxy Statement/Prospectus dated December 16, 1996 (incorporated by reference to Supplement filed on December 16, 1996 (File No. 1-9885)).

     99.1  Press Release of the Registrant dated December 31, 1996.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEGEND PROPERTIES, INC.

Date:  January 14, 1997.

                                        By:  /s/ Kenneth L. Uptain
                                           -------------------------------------
                                             Kenneth L. Uptain
                                             President and Chief Executive
                                             Officer


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                                  EXHIBIT INDEX

                             DESCRIPTION OF DOCUMENT

Exhibit
Number                                                                      Page
-------                                                                     ----
2.1    Agreement and Plan of Merger dated April 12, 1996, as
       amended and restated as of May 20, 1996 by and among
       RGI/US, RGI Holdings and the Registrant, together with
       Amendment to Agreement and Plan of Merger dated
       September 17, 1996 (incorporated by reference to
       Exhibit 2.1 to the Registration Statement on Form S-4
       filed on September 20, 1996 (File No. 333-12415)) . . . . . . . . . .  __

2.2    Supplement to Proxy Statement/Prospectus dated
       November 7, 1996 (incorporated by reference to
       Supplement filed on November 12, 1996 (File No. 1-9885)) . . . . . . . __

2.3    Supplement to Proxy Statement/Prospectus dated
       December 16, 1996 (incorporated by reference to
       Supplement filed on December 16, 1996 (File No. 1-9885)). . . . . . .  __

99.1   Press Release of the Registrant dated December 31, 1996 . . . . . . .   6


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